LVIP American Growth Fund
(Service Class II)
Summary Prospectus
April 30, 2013
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.LincolnFinancial.com/lvip. You can also get this information at no cost by calling 877 ASK LINCOLN (877-275-5462) or by sending an e-mail request to callcenter@LFG.com. The Fund’s Prospectus and Statement of Additional Information, both dated April 30, 2013, are incorporated by reference into this Summary Prospectus.
Investment Objective
The investment objective of the LVIP American Growth Fund (the “Fund”) is to seek growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Service Class II shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	N/A
Maximum Deferred Sales Charge (Load)	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A
Redemption Fee	N/A
Exchange Fee	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	0.33%
Distribution and/or Service (12b-1) fees	0.55%
Other Expenses[1]	0.11%
Total Annual Fund Operating Expenses[2]	0.99%
1 The amounts set forth under “Management Fee” and “Other Expenses” reflect the aggregate expenses of the Fund and the Master Fund.
2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include the fees of the Master Fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
1 year	3 years	5 years	10 years
$101	$315	$547	$1,213
Portfolio Turnover
The Master Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Master Fund’s portfolio turnover rate was 21% of the average value of its portfolio.
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Principal Investment Strategies
The Fund operates as a “ feeder fund” which means that the Fund does not buy investment securities directly. Instead, it invests all of its assets in a separate underlying mutual fund (“Master Fund” or “underlying fund”), which in turn purchases investment securities. The Fund has essentially the same investment objective and strategies as its corresponding Master Fund.
The Fund invests all of its assets in Class 1 shares of the Master Fund, the Growth Fund, a series of American Funds Insurance Series®. The investment objective of the Master Fund is to seek growth of capital. The Master Fund invests primarily in common stock and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Master Fund may invest a portion of its assets in common stocks and other securities of issuers domiciled outside the United States. Although the Master Fund focuses on investments in medium to larger capitalization companies, the Master Fund's investments are not limited to a particular capitalization size.
The Master Fund’s investment adviser uses a system of multiple portfolio counselors in managing assets. Under this approach, the portfolio is divided into segments managed by individual counselors who decide how their respective segments will be invested.
The Master Fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the Master Fund's portfolio investments. The basic investment philosophy of the Master Fund's investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The Master Fund's investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the Master Fund's investment adviser believes that they no longer represent relatively attractive investment opportunities.
For additional information regarding the Master Fund's principal investment strategies, please refer to its prospectus, which is delivered together with this prospectus.
Principal Risks
All mutual funds carry a certain amount of risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of an underlying fund, the Fund is exposed to the same investments as those made by the underlying fund. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying fund. The Fund's investment performance is affected by the underlying fund's investment performance, and the Fund's ability to achieve its investment objective depends, in large part, on the underlying fund's ability to meet its investment objective. The following risks reflect the Fund's principal risks, which include the underlying fund's principal risks.
•	Market Risk. The value of portfolio securities may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Growth Stocks Risk. Growth stocks, due to their relatively high valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Foreign Securities Risk. Foreign securities have additional risks that are not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign stocks include the risk of loss from foreign government or political actions. Investing in foreign securities may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class II investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard Class II for various periods compare with those of a broad measure of market performance. The Fund began operations on July 1, 2010. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of the Master Fund, adjusted to reflect the fees and expenses of the Fund. The bar chart shows performance of the Fund's Standard Class II shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the
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average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the first quarter of 2012 at: 14.64%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2011 at: (16.82%).
	Average Annual Total Return For periods ended 12/31/12
	1 year	5 years	10 Years
LVIP American Growth Fund*	17.45%	0.58%	8.37%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	16.00%	1.66%	7.10%
*The Fund began operations on July 1, 2010. For periods prior to this date, the performance shown reflects the performance of Class 1 shares of the Master Fund, adjusted to reflect the fees and expenses of the Fund.
Investment Adviser
The Fund operates as a “ feeder fund” which means it invests all of its assets in the Master Fund, which is a separate mutual fund. The Master Fund is a series of American Funds Insurance Series.
Fund Investment Adviser: Lincoln Investment Advisors Corporation
Master Fund Investment Adviser: Capital Research and Management CompanySM
Portfolio Managers of Master Fund	Company Title	Experience w/Master Fund
Donnalisa Parks Barnum	Senior Vice President, Capital World Investors	Since 2003
Gregg E. Ireland	Senior Vice President, Capital World Investors	Since 2006
Gregory D. Johnson	Senior Vice President, Capital World Investors	Since 2007
Michael T. Kerr	Senior Vice President, Capital World Investors	Since 2005
Ronald B. Morrow	Senior Vice President, Capital World Investors	Since 2003
Purchase and Sale of Fund Shares
The Fund sells its shares to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. The insurance companies hold the Fund shares in variable accounts that support various variable annuity contracts and variable life insurance contracts.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) that are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
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Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
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